SECURITIES AND EXCHANGE COMMISSION
                          	Washington, D.C.  20549

                                  	FORM 8-K

                               	CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               	March 18, 1998

                            	ROYAL OAK MINES INC.
           ------------------------------------------------------
          	(Exact name of registrant as specified in its charter)

                       	Commission File Number 1-4350

ONTARIO, CANADA        		                 		98-0160821
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(State or other jurisdiction of      			   	(I.R.S. Employer Identification
incorporation or organization)			          	No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                     	98033
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(Address of principal executive offices) 			(Postal/Zip Code)

(425) 822-8992
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Registrant's telephone number, including
area code

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Item 5.   Other Events

On March 18, 1998, the Registrant issued the following press release:

[Royal Oak Mines Inc. Press Release Letterhead]


                	FOR  IMMEDIATE  RELEASE  FROM  KIRKLAND

                            	March 18, 1998



        	Royal Oak Summarizes Conference Call Held March 18, 1998


Royal Oak Mines Inc. (TSE and AMEX: RYO) in an open conference call held earlier today, disclosed further information about the current short-term liquidity problems it is facing. To review this call, the phone-in number is 416-626-4100 (using reservation #838227). The number can be accessed until midnight Friday, March 20, 1998.

In summary, the Company disclosed that its current cash position is approximately C$2.5 million and the Company has additional sources of cash totaling approximately C$20 million which will be flowing into the company over the next 2-1/2 months. The Company's current overdue payables are approximately C$27-$29 million with the largest percentage of these payables being for construction on the Kemess project.

The Company has spent to date approximately C$435 million on the project and paid out approximately $395 - $400 million of cash towards construction. The total capital cost of the project is estimated at C$470 million.

The Company is in the process of raising funds to ease the short-term liquidity problem. It is the Company's goal not just to provide a Band-Aid approach until start up of Kemess, but to raise sufficient monies (approximately US$50 - $60 million) to provide for the start-up of Kemess, additional working capital and meet all interest payments on its debt throughout 1998.

The project is expected to cash flow positive by the third quarter of 1998. Provided the liquidity problems are solved in the next two to three weeks, the Company is anticipating that the Kemess Mine will be fully operational by the third to fourth week of May with Line A in the mill starting up in the last week of April, and Line B starting up later in May.

With respect to further clarification of our news release dated March 17th, the Company is in technical default under covenants of the Senior Secured Debentures. All interest payments on the Senior and Subordinated Notes are up to date. No demand notice has been provided by the Senior Secured Noteholders and consequently the 20-day cure period has not started. None of our existing creditors are taking action against the Company and the Company does not have any plans to file for any type of bankruptcy proceedings. The Company is currently working with its financial advisors evaluating a number of alternative sources of liquidity. These sources of liquidity include the sale of non-core assets, additional senior or subordinated borrowings, and/or issuance of equity or preferred shares. The Company expects these issues to be resolved in the next two to three weeks.

For further information, contact:		or in Europe contact:

Mr. J. Graham Eacott 	          			Mr. David Williamson
Mr. Nick Volk			                 		David Williamson Associates
Royal Oak Mines                				International Investor Relations
5501 Lakeview Drive		            		15 St. Helen's Place, 3rd Floor
Kirkland, WA 98033-7314 	        		London, England  EC3A 6DE
Telephone: (425) 822-8992		       	Telephone:	011-44-171-628-3989
Facsimile: (425) 822-3552	       		Facsimile:	011-44-171-920-0563

            	Internet site: http://www.royal-oak-mines.com

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     ROYAL OAK MINES INC.


Date:	March 18, 1998			            		By: /s/ James H. Wood
                                     -----------------------
 		                                  James H. Wood
 	                                   Chief Financial Officer